Summary Prospectus January 1, 2010 American Century Investments® California Tax-Free Bond Fund

Investor Class: BCITX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated January 1, 2010, as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2009. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks safety of principal and high current income that is exempt from federal and California income taxes.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor
Maximum Account Maintenance Fee	$25(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor
Management Fee	0.48%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.49%

1	Applies only to investors whose total eligible investments with American Century Investments are less than $10,000.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$50	$157	$275	$617

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

The portfolio managers primarily buy investment-grade debt securities and, under normal market conditions, will invest at least 80% of the fund’s assets in debt securities that have interest payments exempt from federal and California income taxes. Cities, counties and other municipalities in California and U.S. territories, such as Puerto Rico, issue these securities.

The fund may invest in California municipal securities of all maturity ranges, and therefore, its weighted average maturity may fluctuate as the portfolio managers reposition the fund in response to changing market conditions.

Although the fund invests primarily in investment-grade securities, up to 20% of the value of the fund’s net assets may be invested in below investment-grade securities (BB and below). The fund also may invest in securities which, while not rated, are determined by the portfolio managers to be of comparable credit quality to those rated below investment-grade.

When determining whether to sell a security, portfolio managers consider, among other things, current and anticipated changes in interest rates, the credit quality of a particular issuer, comparable alternatives, general market conditions and any other factor deemed relevant by the portfolio managers.

The fund’s principal risks include

•
Interest Rate Risk – Investments in debt securities are also sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund’s interest rate risk is moderate under normal market conditions, but it may fluctuate as the portfolio managers reposition the fund in response to changing market conditions.

•
Credit Risk – Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

•
California Economic Risk – The fund will be sensitive to events that affect California’s economy. Significant political or economic developments in California will likely impact virtually all municipal securities issued in the state. Because the fund invests primarily in California municipal securities, it may have a higher level of risk than funds that invest in a larger universe of securities.

•
Municipal Securities Risk – The fund invests primarily in municipal securities, it will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. By investing primarily in municipal securities, the fund may have a higher level of risk than funds that invest in a larger universe of securities.

•
Liquidity Risk – The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

•
Loss of Tax-Exemptions Risk – There is no guarantee that all of the fund’s income will be exempt from federal or state income taxes. Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Highest Performance Quarter
(3Q 2002): 4.99%

Lowest Performance Quarter
(2Q 2004): -2.17%

As of September 30, 2009, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 10.79%

For the calendar year ended December 31, 2008	1 year	5 years	10 years	Inception Date
Investor Class Return Before Taxes	-0.58%	2.21%	3.60%	11/09/1983
Return After Taxes on Distributions	-0.58%	2.21%	3.56%	11/09/1983
Return After Taxes on Distributions and Sale of Fund Shares	1.02%	2.48%	3.67%	11/09/1983
Barclays Capital 5-Year General Obligation Index (reflects no deduction for fees, expenses and taxes)	5.78%	3.65%	4.55%	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Alan Kruss

Mr. Kruss, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2006, and has served on teams managing fixed-income investments since joining the advisor in 1997.

Joseph Gotelli

Mr. Gotelli, Portfolio Manager, has shared primary responsibility for the management of the fund since 2008, and has served on teams managing fixed-income investments since joining the advisor in 2008.

Steven M. Permut

Mr. Permut, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2002, and has served on teams managing fixed-income investments since joining the advisor in 1987.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business and Not-For-Profit Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $5,000. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. Broker-dealer sponsored wrap program accounts and fee based accounts do not have a minimum purchase amount. The minimum initial investment amount for Coverdell Education Savings Accounts (CESA) is $5,000 unless the account is opened through a financial intermediary. To establish a CESA, you must exchange from another American Century Investments CESA or roll over a minimum of $5,000 in order to meet the fund’s minimum. The fund is not available for employer-sponsored retirement plans and generally is inappropriate for tax-deferred accounts, such as IRAs and 403(b) custodial accounts.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

The fund intends to distribute income that is exempt from regular federal and California income taxes, however, fund distributions may be subject to capital gains tax. A portion of the fund’s distributions may be subject to federal and/or California income taxes or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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